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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2001


                             THE LACLEDE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Missouri                     1-16681                74-2976504
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 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


      720 Olive Street            St. Louis, Missouri            63101
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (314) 342-0500

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                                      NONE
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          (Former name or former address, if changed since last report)




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Item 5.       Other Events.


       On December 12, 2001 the Company issued its news release attached as
Exhibit 1.


Item 7.       Exhibits

       See the Index to Exhibits.





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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE LACLEDE GROUP, INC.
                                     (Registrant)




                                    By: /s/ Douglas H. Yaeger
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                                       Douglas H. Yaeger
                                       Chairman of the Board, President and
                                       Chief Executive Officer


December 12, 2001
  (Date)




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                                Index to Exhibits


Exhibit No.
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 1           The Laclede Group news release dated December 12, 2001.